SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 4, 2003



                 DETWILER, MITCHELL & CO.
  ------------------------------------------------------
  (Exact name of registrant as specified in its charter)


  DELAWARE                   0-12926              95-2627415
------------------- ------------------       ----------------------
(State or other      (Commission File        (I.R.S. Employer
jurisdiction of        Number)               Identification No.)
incorporation or
organization)


           225 FRANKLIN STREET
                BOSTON, MA                                02110
     ----------------------------------------      ------------------
    (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code 617-451-0100

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On June 4, 2003, Detwiler, Mitchell & Co. issued a press release announcing that the Company was considering withdrawing its common stock from registration with the Securities and Exchange Commission, which is attached as Exhibit 99.1 hereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The following exhibit is filed herewith:

                    99.1 Press release issued June 4, 2003.



                           SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DETWILER, MITCHELL & CO.
                                   ------------------------
                                        (Registrant)



June 4, 2003                            /s/ Stephen D. Martino
-------------                     ---------------------------------
        Date                        Stephen D. Martino
                                    Chief Financial Officer and
                                    Principal Accounting Officer